SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 25, 2002

M.D.C. Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	1-8951 (Commission File Number)	84-0622967 (IRS Employer Identification #)

3600 South Yosemite Street, Suite 900, Denver, CO 80237
(Address of Principal Executive Office)

(303) 773-1100
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

     On November 25, 2002, the Registrant issued the Computation of Ratio of Earnings to Fixed Charges attached as Exhibit 12.1 to this Current Report on Form 8-K.

ITEM 7. EXHIBITS

12.1	Computation of Ratio of Earnings to Fixed Charges.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M.D.C. HOLDINGS, INC.

Dated: November 25, 2002	By:	/s/ Joseph H. Fretz Joseph H. Fretz Secretary and Corporate Counsel

EXHIBIT INDEX

Exhibit
Number	Description

12.1	Computation of Ratio of Earnings to Fixed Charges.